Equity Investments	12 Months Ended
Jun. 30, 2025
Equity Investments [Abstract]
EQUITY INVESTMENTS

Note 9 — EQUITY INVESTMENTS

As of June 30, 2025 and 2024, the Company’s equity investment represents investment in Zhejiang Yongyi Electronic Payment Co., Ltd. (“Zhejiang Yongyi”), amounting to $2,261,433 (RMB 16.2 million) and $2,229,194 (RMB 16.2 million), respectively.

In July 2017, Net Plastic Technology acquired 9% of the equity interest in Zhejiang Yongyi for a cash consideration of approximately $1.8 million (approximately RMB11.5 million). The Company has no significant influence on the operation of Zhejiang Yongyi and elected to account for its investment in Zhejiang Yongyi at cost, less impairment, adjusted for subsequent observable price changes on non-recurring basis.

In October 2022, Net Plastic Technology entered an agreement with Shanghai Kuanyu Digital Technology Co., Ltd. (“Kuanyu”) to transfer the 9% equity interest of Zhejiang Yongyi for a cash consideration of RMB16.2 million. However, the transaction was terminated during the fiscal year ended June 30, 2024.

In July 2024, the 65.5% of equity interest in Zhejiang Yongyi was auctioned for a total consideration of approximately $16.3 million (approximately RMB 118.3 million). This transaction implies a fair market value of approximately $2.3 million (approximately RMB16.3 million) for the Company’s 9% equity interest in Zhejiang Yongyi.

On January 20, 2025, Kuanyu, filed an arbitration claim with the Shanghai Arbitration Commission, seeking the return of the advanced equity purchase consideration of approximately $1.4 million (RMB 10.0 million), along with additional reimbursement of approximately $0.2 million (approximately RMB 1.7 million) for interest and other related expenses. Due to the arbitration claim, the 9% equity investment in Zhejiang Yongyi has been frozen. Except for the approximately $1.4 million (RMB 10.0 million) advancement for equity purchase which has been recorded in other current liabilities as of June 30, 2025, the Company accrued $209,392 for expected loss payments with respect to this arbitration as of June 30, 2025.

As of September 29, 2025, the case has been closed, and the Company has fully settled all obligations pertaining to the Settlement Agreement entered into with Kuanyu on July 9, 2025, including the advancement for the equity purchase and related interest, with a total payment of $1,622,972 (approximately RMB 11.6 million). The corresponding arbitration case has been concluded, resulting in the release of the previously frozen equity interest in Zhejiang Yongyi.

The Company did not recognize any unrealized gain from fair value change resulting from observable price changes in Yongyi interest transfer transaction for the fiscal year ended June 30, 2025, 2024 and 2023 as the observable price change resulting from the auction was deemed immaterial.

For the fiscal years ended June 30, 2025, 2024 and 2023, the Company did not receive any dividends from the investment in Zhejiang Yongyi.